
                        	SAMPLE STATEMENT
			                                           1717 K Street, NW, Suite 707
                                                                   Washington, DC  20036-5331
                                                                   Telephone (202) 331-8055
                                                                   Fax (202) 331-8190
                                                                   TIN: 52-6220193
                                                                   Participant I.D.: XXXXXX
                                                                   TIN: 52-XXXXXXX
                                                                   Distributions are: Reinvested

        AFL CIO Housing Investment Trust
        1717 K St NW
        Washington, DC  20006



                                                Investment Summary
                                           May 1, 2001 - May 31, 2001
                                                   Transactions

                                                      Market Value Units this   Total      Investment
   Date       Description              Dollar Amount  per Unit     Transaction  Units        Balance
   05/01/01  Beginning Balance       	             $1,089.0612               45,911.1022 $50,000,000.06
   05/31/01  Total Income Distribution   274,883.62
   05/31/01  Income Reinvestment         274,883.62                 251.8626

             Ending Balance                          $1,091.4029               46,162.9648  50,382,393.66

                                             Monthly Income
                    Ordinary          Operating    Net Ordinary
                    Income	      Expenses	      Income     Capital Gains   Total Distribution
  Per Unit          $6.3151505408  0.3278488484   5.9873016924   0.0000000000      5.9873016924
  Participant Totals  $289,935.52     15,051.90	    274,883.62	         0.00        274,883.62


                                                 Performance


Type of Return	             	1-Month  3-Month  Y-T-D 1-Year  3-Year 5-Year  10-Year
Trust Time-Weighted, Gross 	  0.79%  0.96%   3.52%  14.21%  6.89%  8.48%   8.46%
Trust Time-Weighted, Net   	  0.76%  0.86%   3.36%  13.79%  6.48%  8.05%   7.96%

<F1>
                        Performance returns greater than one year are annualized.

All performance figures presented herein are based upon historical results and do not assure future performance. Units may be worth more or less at redemption than at original purchase.


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